UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2012

ENDOLOGIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-28440	68-0328265
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Studebaker, Irvine, CA	92618
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (949) 595-7200

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)
Amendments to 2006 Stock Incentive Plan
On April 11, 2012, the Board of Directors of Endologix, Inc. (the “Company”) approved, subject to stockholder approval, amendments to the Company's 2006 Stock Incentive Plan (the “Plan”), which amendments were approved by the Company's stockholders at the 2012 annual meeting of stockholders (the “Annual Meeting”) held on May 24, 2012. The Plan amendments (a) increased the number of shares of common stock reserved for issuance under the Plan by an additional 1,000,000 shares, (b) changed the number of shares under the Plan that may be granted as incentive stock options to 8,514,478 and (c) changed the number of shares under the Plan that may be granted as restricted stock to 1,250,000.
The foregoing description of the amendments to the Plan is qualified by reference to the amended Plan, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
2012 Cash Bonus Plan
On May 24, 2012, the Compensation Committee (the “Committee”) of the Board of Directors of the Company adopted a cash bonus plan (the “Bonus Plan”) pursuant to which participating named executive officers of the Company will be eligible to earn cash bonus compensation based on achievement of certain Company objectives in 2012. The terms of the Bonus Plan are not contained in a formal written document. The material terms of the Bonus Plan are as follows:
Under the Bonus Plan, the Company's named executive officers shall be entitled to earn cash bonus compensation based upon the achievement of certain specified performance goals and objectives relating to the Company. Each named executive officer of the Company will be eligible to receive a target bonus calculated by multiplying such named executive officer's annual base salary by a percentage value assigned to such participant (the “Target Bonus”). The Target Bonus of John McDermott, the Company's President and Chief Executive Officer, is 60% of his annual base salary, the Target Bonus of Robert Mitchell, the Company's President, International, is 45% of his annual base salary, and the Target Bonuses of Robert Krist, the Company's Chief Financial Officer, Stefan Schreck, the Company's Vice President, Technology, and Todd Abraham, the Company's Vice President, Operations, are 35% of their respective annual base salaries.
The determination of the bonus amounts for the Company's named executive officers will be based on achievement of the following objectives:

Financial Objectives	Weighting
Achievement of a certain revenue target	45%
Achievement of a certain earnings per share target	15%
Total	60%
Non-Financial Objectives	Weighting
Achievement of various AFX/Ventana product development initiatives	15%
Achievement of various Nellix product development initiatives	15%
Achievement of various Quality initiatives	10%
Total	40%
Following the end of the fiscal year, the Committee evaluates the achievement of the foregoing performance objectives. Based on achievement of these objectives, the Committee will approve the amount of the total funding of the Bonus Plan. With respect to the financial objectives, achievement will be measured based on a percentage of the target amount, subject to minimum achievement thresholds, with achievement of the target resulting in 100% satisfaction of such performance objective. With respect to the first financial performance objective, the Company may achieve up to 200% of the objective depending upon revenue for the year ending December 31, 2012. Similarly, with respect to the second financial performance objective, the Company may achieve up to 200% of the objective depending upon the earnings per share for the year ending December 31, 2012. With respect to the non-financial objectives, achievement will be measured based the completion of a specified number of the listed initiatives, subject to minimum achievement thresholds, with completion of the target number of initiatives resulting in 100% satisfaction of such performance objective. The Company may achieve up to 150% of the AFX/

Ventana and Quality objectives depending upon how many of the foregoing objectives the Company meets. The Company may achieve up to 200% of the Nellix objectives depending on how many of such objectives the Company meets. The Bonus Plan may be amended or modified by the Compensation Committee at any time.
Item 5.07 Submission of Matters to a Vote of Security Holders.
The Company held the Annual Meeting on Thursday, May 24, 2012, at its offices located at 11 Studebaker, Irvine, California. At the Annual Meeting, the Company's stockholders: (a) elected John McDermott and Guido J. Neels to serve on the Board of Directors as Class II directors for a three-year term expiring upon the Company's 2015 annual meeting of stockholders and until their respective successors are duly elected and qualified; (b) approved, on a non-binding, advisory basis, the compensation of the Company's named executive officers for the 2011 fiscal year; and (c) approved amendments to the Plan, as more fully described in Item 5.02 above.
As of April 5, 2012, the record date for the Annual Meeting, the Company had 57,741,487 shares of its common stock outstanding and entitled to vote. At the Annual Meeting, 46,533,660 shares of the Company's common stock were present in person or represented by proxy and entitled to vote. The following sets forth detailed information regarding the voting results at the Annual Meeting:
Proposal No. 1: Election of Class II nominees to serve on the Board of Directors for a three-year term expiring upon the Company's 2015 annual meeting of stockholders and until their respective successors are duly elected and qualified.

Class II Nominee	Votes For	Votes Withheld	Broker Non-votes
John McDermott	45,379,241	1,154,419	—
Guido J. Neels	45,716,548	817,112	—
Proposal No. 2: Approval, on a non-binding, advisory basis, of the compensation of the Company's named executive officers for the 2011 fiscal year.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
46,020,152	464,299	49,209	—
Proposal No. 3: Approval of amendments to the Plan which (a) increase the number of shares of common stock reserved for issuance under the Plan by an additional 1,000,000 shares, (b) change the number of shares under the Plan that may be granted as incentive stock options to 8,514,478 and (c) change the number of shares under the Plan that may be granted as restricted stock to 1,250,000.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
42,526,599	3,959,844	47,217	—

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
10.1	2006 Stock Incentive Plan, as amended.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDOLOGIX, INC.

May 30, 2012	/s/ Robert J. Krist
Robert J. Krist
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	2006 Stock Incentive Plan, as amended.